UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 16, 2007

ALEXANDER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

On April 16, 2007, Stephen Mann notified the Board of Directors (the “Board”) of Alexander’s, Inc. (the “Company”) of his decision not to stand for re-election to the Company’s Board at the Company’s 2007 annual meeting of stockholders (the “Annual Meeting”) to be held on May 17, 2007 and of his decision to resign as the Company’s Chief Operating Officer. Mr. Mann will continue to serve as a director of the Company and its Chief Operating Officer until the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Joseph Macnow size=1 width="100%" noshade color=black align=center>
Name:	Joseph Macnow
Title:	Executive Vice President and Chief Financial Officer

Date: April 19, 2007

3